FOURTH AMENDMENT TO REVOLVING CREDIT NOTE

THIS FOURTH AMENDMENT TO LOAN AGREEMENT (the "Fourth Amendment"), is made and entered into as of this 31st day of January, 1998, by and between (a) UNIQUEST COMMUNICATIONS, INC., a Utah corporation with principal office and place of business in Midvale, Utah ("Borrower") and (b) AGENT FINANCIAL SERVICES, LLC, a Kentucky limited liability company with an office and place of business in Louisville, Kentucky (the "Lender").

         PRELIMINARY STATEMENT

A. Pursuant to that certain Loan Agreement dated as of September 18, 1995, between the Borrower and the Lender, the Lender has established a line of credit in the principal amount of Three Hundred Thousand Dollars ($300,000.00) in favor of the Borrower (the "Line of Credit"). The Loan Agreement and other Borrower Documents were originally between the Borrower and UniDial Incorporated. The Lender acquired the Loan from UniDial Incorporated on January 1, 1997.

B. The obligation of the Borrower to repay the outstanding principal balance of the Line of Credit, together with accrued interest thereon is evidenced by that certain Revolving Credit Note dated September 18, 1995, made by the Borrower, payable to the order of the Lender, and in the face principal amount of Three Hundred Thousand Dollars ($300,000.00), as amended pursuant to that certain First Amendment to Revolving Credit Note dated March 1, 1997 between the Borrower and the Lender (the "First Amendment") (collectively, the "Note").

C.       The current maturity date of the Note is January 31, 1998.

D. The Lender has purchased the entire rights, titles and interests of Agent Financial Services, LLC in and to the Loan Agreement, the Revolving Credit Note and the other Borrower Documents, as such term is defined in the Loan Agreement.

E. The Borrower has now requested that the Lender extend the Note maturity date from January 31, 1999 to January 31, 2000, which the Lender is willing to do upon the condition, among others, that the Borrower execute and deliver this Third Amendment in favor of the Lender.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements set forth in the Loan Agreement and herein, and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

              1. Each capitalized term used herein, unless otherwise expressly defined herein, shall have the meaning set forth in the Loan Agreement or Note, as applicable.

              2. The Lender hereby extends the due date of the Note from January 31, 1999 to January 31, 2000.

              3. The Borrower and the Lender hereby agree to decrease the face principal amount of the Line of Credit and the face principal amount of the Promissory Note from One Hundred Eighty Five Thousand Dollars ($185,000.00) to One Hundred Sixty Eight
                   Thousand Dollars ($168,000.00) effective as of the date hereof.

              4. The Borrower and the Lender hereby agree to increase the annual interest rate from the Prime Rate plus three percent (3%).

              5. In consideration of the extension of the due date of the Note from January 31, 2000 to January 31, 2001, the Borrower covenants and agrees:

                       a. To pay the Lender a commitment fee in the amount of One Thousand Six Hundred Eighty and 00/100 Dollars ($1680.00) which equals one percent (1%) of the outstanding balance of the Note. The commitment fee will be paid on or before April 30, 2000.

                       b. To pay and deliver a monthly payment of principal to the Lender in an amount equal to Two Thousand Dollars ($2,000.00) on or before the last day of each month with the first payment due on or before March 31, 2000.

                       c. To continue to pay and deliver a monthly payment of interest to the Lender on or before the last day of each month as defined in the Promissory Note.

                       d. In the event the Borrower is entitled to receive monies from the Lender for any reason, other than recurring monthly commissions paid to the Borrower that relate to the goods and services provided to customers under the Borrower's UniDial Customer Base, the Borrower hereby authorizes the Lender to apply the entire net proceeds to the Promissory Note as principal payment.

                       e. In the even the Borrower is entitled to receive any additional property from the Lender for any reason, other than the payment of money as contemplated in subsection (d) above and other than recurring monthly commissions paid to the Borrower that relate to the goods and services provided to customers under the Borrower's UniDial Customer Base, the Borrower hereby pledges to the Lender, and grants to the Lender a security interest in, al such property as additional security for the payment of the unpaid principal and accrued and unpaid interest on this Note. The Borrower authorizes the Lender to hold all such property as a secured party until this Note has been paid in full to the Lender.


              6. Except to the extent amended or modified hereby, the Borrower hereby reaffirms all its representations, warranties and covenants set forth in the Revolving Credit Note including, without limitation, the grant of the liens on and security interests in the assets of the Borrower pursuant to the Borrower Documents to secure the payment of the entire unpaid principal balance of and all accrued and unpaid interest on the Note, and any note delivered in renewal, replacement, substitution, extension or novation thereof, and any amendments thereto.

              7. This Fourth Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of the same shall constitute one and the same instrument.

              8. No change, modification, addition or termination of this Fourth Amendment or of any of the other documents referred to herein shall be enforceable unless in writing and signed by the party against whom enforcement is sought.

              9. Nothing in this Fourth Amendment to Revolving Credit Note is intended to be a novation or cancellation of that original Revolving Credit Note dated September 18, 1995.

         IN WITNESS WHEREOF, the Borrower and the Lender have caused this Fourth Amendment to Revolving Credit Note to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                            UNIQUEST COMMUNICATIONS, INC.

                                      By: /s/  Thomas E. Aliprandi
                                          ------------------------------
                                          Thomas E. Aliprandi, President

                                      By: /s/  David E. Shepardson
                                          --------------------------------------
                                          David E. Shepardson, III,
                                          Vice President-Treasurer

                                      (the "Borrower")

                                      AGENT FINANCIAL SERVICES, LLC

                                      By: /s/  John Grieve
                                          ---------------------------------
                                          John Grieve

                                      (the "Lender")

         The Guarantors hereby ratify and reaffirm all of their covenants, agreements, obligations, representations and warranties set forth in the Guaranty Agreement including, without limitation, the guarantee of payment of the unpaid principal together with al interest now accrued or hereafter to accrue on the Promissory Note, and all of the other Guaranteed Obligations upon the terms and conditions set forth in the Guaranty Agreement and in this Amendment.

                                      By: /s/  Thomas E. Aliprandi
                                          ------------------------------
                                          Thomas E. Aliprandi, President

                                          Date:    4/5/00

                                      By: /s/  David E. Shepardson
                                          -----------------------------------
                                          David E. Shepardson, III,
                                          Vice President-Treasurer

                                          Date:    4/5/00